EXECUTION COPY
EXHIBIT 10.1
AMENDMENT NO. 1
TO
LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT
          THIS AMENDMENT NO. 1 TO LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT (this “Amendment”) is made as of December 15, 2006, by and among DTE ENERGY COMPANY (the “Borrower”), the banks, financial institutions and other institutional lenders listed on the signature pages hereof (the “Lenders”), and THE BANK OF NOVA SCOTIA, as Administrative Agent and as the LC Issuer, under that certain Letter of Credit and Reimbursement Agreement, dated as of December 16, 2005, by and among the Borrower, the banks, financial institutions and other institutional lenders from time to time parties thereto and the Administrative Agent (as amended, restated or otherwise modified from time to time, the “Agreement”). Defined terms used herein and not otherwise defined herein shall have the meaning given to them in the Agreement.
WITNESSETH
          WHEREAS, the Borrower, the Lenders, the LC Issuer and the Administrative Agent are parties to the Agreement; and
          WHEREAS, the Borrower has requested that the Administrative Agent, the LC Issuer and the Lenders amend the Agreement on the terms and conditions set forth herein;
          WHEREAS, the Borrower, the Administrative Agent, the LC Issuer and the requisite number of Lenders have agreed to amend the Agreement on the terms and conditions set forth herein;
          NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto have agreed to the following amendments to the Agreement:
1.	Amendments to the Agreement. Effective as of December 15, 2006 (the “Effective Date”) and subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Agreement is hereby amended as follows:
1.1.	Section 1.01 of the Agreement is amended to delete the phrase “December 15, 2006” now appearing in the definition of “Commitment Termination Date”, and to substitute the following therefor: “December 14, 2007”.

1.2.	Schedule I of the Agreement is amended to delete each occurrence of the phrase “$150,000,000” now appearing therein, and to substitute the following therefor: “$43,380,000”.

2.	Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that the Administrative Agent shall have received on or before the Effective Date:
(a)	duly executed originals of this Amendment from each of the Borrower, the requisite number of Lenders required pursuant to Section 8.01 of the Agreement, the LC Issuer and the Administrative Agent;

(b)	an extension fee (the “Extension Fee”) payable for the account of each Lender executing this Amendment equal to 0.02% (2 basis points) multiplied by such Lender’s Commitment (as modified after giving effect to this Amendment); and

(c)	such other documents, instruments and agreements as the Administrative Agent shall reasonably request.
3.	Representations and Warranties and Reaffirmations of the Borrower.
3.1.	The Borrower hereby represents and warrants that (i) this Amendment and the Agreement as previously executed and as modified hereby constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms (except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally), and (ii) no Default or Event of Default has occurred and is continuing.

3.2.	Upon the effectiveness of this Amendment and after giving effect hereto, the Borrower hereby reaffirms all covenants, representations and warranties made in the Agreement as modified hereby, and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the Effective Date, except that any such covenant, representation, or warranty that was made as of a specific date shall be considered reaffirmed only as of such date.
4.	Reference to the Effect on the Agreement.
4.1.	Upon the effectiveness of Section 1 hereof, on and after the date hereof, each reference in the Agreement (including any reference therein to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import referring thereto) or in any other Loan Document shall mean and be a reference to the Agreement as modified hereby.

4.2.	Except as specifically modified above, the Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect, and are hereby ratified and confirmed.

4.3.	The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Agreement or any other

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documents, instruments and agreements executed and/or delivered in connection therewith.

4.4	Upon satisfaction of the conditions set forth in Section 2 hereof and the execution hereof by the Borrower and the Required Lenders, this Amendment shall be binding upon all parties to the Agreement.
5.	GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

6.	Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

7.	Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

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          IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

DTE ENERGY COMPANY, as the
Borrower

By:

Name: David R. Murphy
Title: Assistant Treasurer

Signature Page to
DTE Energy Company
Amendment No. 1 to Letter of Credit And Reimbursement Agreement

THE BANK OF NOVA SCOTIA, as
Administrative Agent, as a Lender and as the
LC Issuer

By:

Name:
Title:

Signature Page to
DTE Energy Company
Amendment No. 1 to Letter of Credit And Reimbursement Agreement